                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)          January 19, 1999
                                                         ----------------------

                          NORTHERN TRUST CORPORATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                                   Delaware
-------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


            0-5965                                         36-2723087
--------------------------------                 ------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois                     60675
-------------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (312) 630-6000
                                                       ------------------------

Item 5. Other Events

     The information contained in the registrant's January 19, 1999 press release, reporting on the registrant's earnings for the fourth quarter and for its 1998 fiscal year, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits:

         Exhibit 99  January 19, 1999 Press Release

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NORTHERN TRUST CORPORATION
                                    --------------------------
                                            (Registrant)



Dated:  January 19, 1999            By:   Perry R. Pero
                                    -------------
                                    Perry R. Pero
                                    Senior Executive Vice President
                                    and Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Number                            Description                        Page Number
------                            -----------                        -----------

  99                   January 19, 1999 Press Release                     5
